UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2017

BankGuam Holding Company

(Exact name of registrant as specified in its charter)

Guam	000-54483	66-0770448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box BW Hagatna, Guam	96932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (671) 472-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2017, BankGuam Holding Company (the “Company”) filed a Current Form 8-K reporting, among other things, that the Company entered into an Employment Agreement with Francisco M. Atalig to continue to act as the Senior Vice President and Chief Financial Officer of the Company’s subsidiary Bank of Guam (the “Original Filing”). The sole purpose of this amendment is to incorporate with Exhibit 10.07 of the Original Filing the exhibits (Exhibit A and B) of the Employment Agreement dated January 11, 2017 between Bank and Francisco M. Atalig which were inadvertently not included in the Original Filing. No other amendments are made to the Original Filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit

10.07	Exhibits A and B to the Employment Agreement dated January 11, 2017 between Bank and Francisco M. Atalig filed on January 17, 2017 as Exhibit 10.07 to the Company’s Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned thereunto duly authorized.

BANKGUAM HOLDING COMPANY

Date: January 20, 2017	By:	/s/ WILLIAM D. LEON GUERRERO
William D. Leon Guerrero
Executive Vice President and Chief Operating Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

10.07	Exhibits A and B to the Employment Agreement dated January 11, 2017 between Bank and Francisco M. Atalig filed on January 17, 2017 as Exhibit 10.07 to the Company’s Form 8-K.